Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO RULES 13a-14(a) AND 15d-14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Schaffner, certify that:

  I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Expion360 Inc.; and

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2024	/s/ Brian Schaffner
Brian Schaffner Chief Executive Officer
(Principal Executive Officer)